Goodrich Corporation Second Quarter 2006 Results July 27, 2006

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, and the Lockheed Martin F-35 Lightning II and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's July 27, 2006 Second Quarter 2006 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Financial and Operational Overview

Second Quarter 2006 Financial Highlights Second quarter 2006 results, compared to second quarter 2005 Sales grew 10 percent, with growth in all segments Income from continuing operations increased to $81 million 30 percent growth over second quarter 2005 Segment operating margin improved in all segments Net income per diluted share was $0.64, reflecting improved operational performance 2006 outlook Sales outlook raised to $5.75 - $5.85 billion Net income per diluted share outlook adjusted to $3.40 - $3.55 Current outlook includes improved operational performance expectations Removed previously expected gain associated with the expected sale of Turbomachinery Products Adjusted for pension plan changes and impacts, 401(k) plan changes and debt exchange costs Cash flow from operations minus capital expenditures - now expect to be approximately break-even Includes ($140) million of expected second half 2006 tax payments associated with tax settlements and litigation Includes ($97) million impact of unwinding accounts receivable securitization program

Second Quarter 2006 Operational Highlights Two significant MRO facility expansions announced Singapore and Prestwick both more than doubling in size Expansions needed to meet strong aftermarket MRO demand Successfully completed long-term debt exchange Reduces amount of debt due in the 2008 - 2012 time period Reduces interest rate on exchanged notes Announced termination of agreement to sell Turbomachinery Products business Will operate and report business as a continuing operation Higher sales of large commercial, regional and general aviation airplane aftermarket products in all segments Overall growth of 20 percent company-wide, 2Q06 vs. 2Q05 Commercial and general aviation airplane original equipment sales grew at 19 percent company-wide, 2Q06 vs. 2Q05

Quarterly Sales Trends Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 GR 1091 1092 1061 1122 1157 1128 1162 1254 1275 1353 1371 1398 1424 1483 Sales ($ in Millions) Solid sales growth continues

Year-over-Year Financial Results

(Dollars in Millions, excluding EPS) 2nd Qtr 2006 2nd Qtr 2005 Change Sales $1,483 $1,353 10% Segment operating income $203 $157 29% - % of Sales 13.7% 11.6% +2.1% Income - Continuing Operations - Net Income $81 $81 $62 $76 30% 7% Diluted EPS - Continuing Operations - Net Income $0.64 $0.64 $0.51 $0.61 25% 5% Second Quarter 2006 - Financial Summary Year-over-Year Performance

(Dollars in Millions, excluding EPS) First Half 2006 First Half 2005 Change Sales $2,907 $2,628 11% Segment operating income $373 $308 21% - % of Sales 12.8% 11.7% +1.1% Income - Continuing Operations - Net Income $281 $283 $119 $133 136% 112% Diluted EPS - Continuing Operations - Net Income $2.23 $2.24 $0.97 $1.08 130% 107% Second Quarter YTD 2006 - Financial Summary Year-over-Year Performance

Second Quarter 2006 Year-over-Year Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income Diluted EPS Second Quarter 2005 - Income from Continuing Operations $1,353 $62 $0.51 Increased overall volume, efficiency, mix, other $134 $16 $0.10 2005 A380 actuation charge - not repeated in 2006 $10 $0.08 Pension curtailment charge ($7) ($0.05) Foreign exchange translation costs ($4) ($3) ($0.02) Decreased pension expense $3 $0.02 Long-term debt exchange costs (2Q06) ($3) ($0.02) Debt retirement premiums and costs (2Q05) $4 $0.03 Restructuring and consolidation charges ($1) ($0.01) Second Quarter 2006 - Income from Continuing Operations $1,483 $81 $0.64

Second Quarter 2006 Year-over-Year Segment Results Engine Systems Segment 2nd Quarter 2006 2nd Quarter 2005 Change Change Dollars in Millions 2nd Quarter 2006 2nd Quarter 2005 $ % Sales $635 $566 $69 12% Segment OI $129 $109 $20 18% % Sales 20.3% 19.2% N/A +1.1% Included above: Restructuring and Consolidation Charges ($1) -- ($1) N/A Major Variances: Engine Systems segment sales of $634.6 million in the quarter ended June 30, 2006 increased $68.8 million, or 12.2 percent, from $565.8 million in the quarter ended June 30, 2005. The increase was due to the following: Higher large commercial airplane original equipment and aftermarket (including maintenance, repair and overhaul (MRO)) volume of approximately $96 million primarily in our aerostructures and customer services businesses; and Higher sales volume of approximately $14 million of regional and business original equipment and aftermarket products primarily from our aerostructures business. The increase in sales was partially offset by a decline in defense sales volume in our aerostructures and customer services businesses of approximately $36 million. Engine Systems segment operating income of $128.9 million in the quarter ended June 30, 2006 increased $20.1 million, or 18.5 percent, from $108.8 million in the quarter ended June 30, 2005. Segment operating income was higher due to higher sales volume as described above generating operating income of approximately $33 million. The increase in the Engine Systems segment operating income was partially offset by higher costs of approximately $12 million, including increased costs for research and development, primarily for the development of products for the Boeing 787 and the Airbus A350 programs, higher incentive compensation expense, higher warranty costs and unfavorable foreign exchange translation.

Second Quarter 2006 Year-over-Year Segment Results Airframe Systems Segment 2nd Quarter 2006 2nd Quarter 2005 Change Change Dollars in Millions 2nd Quarter 2006 2nd Quarter 2005 $ % Sales $489 $464 $25 5% Segment OI $28 $11 $17 159% % Sales 5.7% 2.3% N/A +3.4% Included above: Restructuring and Consolidation Charges -- -- -- N/A Major Variances: Airframe Systems segment sales of $488.6 million for the quarter ended June 30, 2006 increased $24.6 million, or 5.3 percent, from $464 million for the quarter ended June 30, 2005. The increase was primarily due to higher sales volume of approximately $43 million in landing gear commercial airplane original equipment and aftermarket, and defense and space original equipment products. Partially offsetting this increase were factors including: Lower volume in actuation systems and an unfavorable foreign exchange translation impact of approximately $10 million combined; and Lower volume of airframe heavy maintenance sales of approximately $9 million Airframe Systems segment operating income of $28 million for the quarter ended June 30, 2006 increased $17.2 million, or 159.3 percent, from $10.8 million for the quarter ended June 30, 2005. This increase in operating income was led by: The absence of a $15 million charge recorded in the quarter ended June 30, 2005 for the retrofit of redesigned motor drive electronics for the A380 actuation systems inclusive of supplier claims and a related asset impairment, not recurring in the current period; and Lower R&D costs of approximately $6 million, primarily in the actuation systems business. Partially offsetting these factors was an unfavorable impact of approximately $7 million related to foreign exchange translation, primarily in the actuation systems and landing gear businesses.

Second Quarter 2006 Year-over-Year Segment Results Electronic Systems Segment Major Variances: Electronic Systems segment sales of $360 million in the quarter ended June 30, 2006 increased $37.1 million, or 11.5 percent, from $322.9 million in the quarter ended June 30, 2005. The increase was primarily due to: Higher sales volume of approximately $14 million of defense and space original equipment primarily in our optical and space, fuel and utility, sensors and power systems businesses, partially offset by a decline in sales volume in our propulsion systems business; Higher sales volume of approximately $9 million of regional and general aviation airplane original equipment products in our sensors, lighting and power systems businesses; Higher sales volume of $8 million of large commercial airplane original equipment and aftermarket products in our sensors, lighting and power systems businesses; and Higher sales volume of approximately $4 million from Sensors Unlimited, which was acquired during the fourth quarter 2005. Electronic Systems segment operating income of $45.8 million in the quarter ended June 30, 2006 increased $8.1 million, or 21.5 percent, from $37.7 million in the quarter ended June 30, 2005. Segment operating income was higher due to: Higher sales volume as described above generating operating income of approximately $14 million; Favorable mix in our aircraft interior products, optical and space, lighting and power systems businesses, which generated income of approximately $3 million. The increase in segment operating income was partially offset by: Higher operating costs of approximately $7 million , primarily in the fuel and utility systems business and Sensors Unlimited, and Unfavorable foreign exchange translation of approximately $2 million. 2nd Quarter 2006 2nd Quarter 2005 Change Change Dollars in Millions 2nd Quarter 2006 2nd Quarter 2005 $ % Sales $360 $323 $37 12% Segment OI $46 $38 $8 21% % Sales 12.7% 11.7% N/A +1.0% Included above: Restructuring and Consolidation Charges ($1) -- ($1) N/A

Summary Cash Flow Information Item (Dollars in Millions) 2nd Quarter 2006 2nd Quarter 2005 Net income $81 $76 Cash outflow for discontinued operations, restructuring and consolidation charges ($2) ($16) Depreciation and Amortization $61 $58 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($203)* ($65) Deferred income taxes and taxes payable $34 $14 Accrued expenses, other $18 $24 Cash Flow from Operations ($11)* $91 Pension Contributions - worldwide ($6) ($4) Capital Expenditures ($52) ($40) * Includes ($97) million from unwinding of Accounts Receivable securitization program and a ($24) million increase in Preproduction and Excess over Average Inventory

Sequential Quarter Financial Results

(Dollars in Millions, excluding EPS) 2nd Quarter 2006 1st Quarter 2006 Change Sales $1,483 $1,424 $59 Segment operating income $203 $169 $34 - % of Sales 13.7% 11.9% +1.8% Income - Continuing Operations - Net Income $81 $81 $200* $201* ($119) ($120) Diluted EPS - Continuing Operations - Net Income $0.64 $0.64 $1.59** $1.60** ($0.95) ($0.96) Second Quarter 2006 - Financial Summary Sequential Performance * Included $132 million from tax settlements ** Included $1.05 per diluted share from tax settlements

Second Quarter 2006 Sequential Period Segment Results Engine Systems Segment Major Variances: Engine Systems segment sales of $634.6 million in the quarter ended June 30, 2006 increased $24.1 million, or 3.9 percent, from $610.5 million in the quarter ended March 31, 2006. The increase was due to the following: Higher commercial OE and aftermarket (including maintenance, repair and overhaul (MRO)) volume of approximately $27 million primarily in our aerostructures business, including $22 million in sales associated with the Boeing 717 program. Engine Systems segment operating income of $128.9 million in the quarter ended June 30, 2006 increased $10.2 million, or 8.6 percent, from $118.7 million in the quarter ended March 31, 2006. Segment operating income was higher due to: Higher sales volume as described above generating operating income of approximately $6 million; and Lower net cumulative catch-up debits of approximately $2 million in the quarter ended June 30, 2006 than in prior year's quarter on several long-term contracts in our aerostructures business. 2nd Quarter 2006 1st Quarter 2006 Change Change Dollars in Millions 2nd Quarter 2006 1st Quarter 2006 $ % Sales $635 $610 $25 4% Segment OI $129 $119 $10 9% % Sales 20.3% 19.4% N/A +0.9% Included above: Restructuring and Consolidation Charges ($1) -- ($1) N/A

Second Quarter 2006 Sequential Period Segment Results Airframe Systems Segment 2nd Quarter 2006 1st Quarter 2006 Change Change Dollars in Millions 2nd Quarter 2006 1st Quarter 2006 $ % Sales $489 $470 $19 4% Segment OI $28 $14 $14 99% % Sales 5.7% 3.0% N/A +2.7% Included above: Restructuring and Consolidation Charges -- ($1) $1 N/A Major Variances: Airframe Systems segment sales of $489 million for the quarter ended June 30, 2006 increased $18 million, or 3.9 percent, from $470 million for the quarter ended March 31, 2006. The increase was primarily due to: Higher sales volume of approximately $10 million in landing gear commercial OE and military products; Higher sales volume of approximately $6 million in aircraft wheels and brakes; and Higher sales volume of approximately $4 million in airframe heavy maintenance services. Airframe Systems segment operating income of $28 million for the quarter ended June 30, 2006 increased $14 million, or 99 percent, from $14 million for the quarter ended March 31, 2006. This increase in operating income was led by: The increased sales volume; Lower operating costs and improved brake life performance, primarily in the wheel and brake ($7) and actuation systems ($3) businesses; Lower stock-based compensation charges including the impact of the FAS123(R) accounting change ($3); and Charges recorded in the quarter ended March 31, 2006 for liabilities associated with a reduction in force and a facility impairment in the landing gear business ($1.4) not recurring in the current period. Partially offsetting these factors was the unfavorable impact of foreign exchange translation ($3), primarily in the actuation and landing gear businesses.

Second Quarter 2006 Sequential Period Segment Results Electronic Systems Segment Major Variances: Electronic Systems segment sales of $360 million in the quarter ended June 30, 2006 increased $17.0 million, or 4.9 percent, from $343.0 million in the quarter ended March 31, 2006. The increase was primarily due to: Higher sales volume of approximately $11 million of defense and space OE primarily in our optical and space, fuel and utility, sensor and power systems businesses; Higher sales volume of approximately $3 million of regional and general aviation airplane aftermarket products in our sensors and power systems businesses; and Higher sales volume of $3 million of other OE and aftermarket products in our sensors and power systems business. Electronic Systems segment operating income of $45.9 million in the quarter ended June 30, 2006 increased $9.0 million, or 24.3 percent, from $36.9 million in the quarter ended March 31, 2006. Segment operating income was higher due to: Higher sales volume as described above generating operating income of approximately $5 million; Decreased investments of approximately $6 million in research and development and new product introduction costs in our aircraft interior products and power systems businesses to support new programs; and The increase in segment operating income was partially offset by increased operating costs of approximately $2 million. 2nd Quarter 2006 1st Quarter 2006 Change Change Dollars in Millions 2nd Quarter 2006 1st Quarter 2006 $ % Sales $360 $343 $17 5% Segment OI $46 $37 $9 24% % Sales 12.7% 10.7% N/A +2.0% Included above: Restructuring and Consolidation Charges ($1) ($1) -- --

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 9 17 7 27 7 3 24 6 First Half 2006 Sales by Market Channel Total Sales $2,907M Large Commercial Aircraft Aftermarket 27% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 9% Airbus Commercial OE 17% Defense & Space, OE & Aftermarket 24% Other 6% Heavy A/C Maint. 3% OE AM Balanced business mix Regional, Business & Gen. Av. OE 7% Total Commercial Aftermarket 37% Total Commercial OE 33% Total Defense and Space 24%

Sales by Market Channel Second Quarter 2006 Change Analysis Market Channel Primary Market Drivers Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons Market Channel Primary Market Drivers 2Q 2006 vs. 2Q 2005 2Q 2006 vs. 1Q 2006 First Half 2006 vs. First Half 2005 Boeing and Airbus - OE Production Aircraft Deliveries 18% -- 22% Regional, Business & General Aviation - OE Aircraft Deliveries 24% (2%) 23% Aftermarket - Large Commercial and Regional, Business and GA ASMs, Age, Cycles, Fleet size 20% 8% 18% Defense and Space - OE and Aftermarket US, UK Defense Budgets (6%) 7% (4%) Heavy Airframe Maintenance Aircraft aging, Parked Fleet (19%) 11% (25%) Other IGT, Other (3%) (8%) 5% Goodrich Total Sales 10% 4% 11%

2006 Outlook

GOODRICH

2006 Sales Expectations By Market Channel

Goodrich 2005 Sales Mix	Market	2006 Market Growth	2006 Goodrich Growth	Market expectations - 2007 and beyond
8% 16% 24%	Boeing OE Del. Airbus OE Del. Total (GR Weight)	36% 10% 19%	~15% (Due to delivery lead times)	Strong growth in 737, 777, A320; A380, 787 and A350 introductions support deliveries past normal peak
6%	Regional/Bus/GA OE (Weighted)	0-5%	>10%	CF34-10 Engine Nacelles and tail cone support continued growth through the cycle
32%	Aftermarket (Commercial/ Regional/Bus/GA)	~5%	~10%	Airbus AM growing faster due to fleet aging, excellent product positions plus outsourcing trend support higher than market growth rate
28%	Defense and Space OE and Aftermarket	Approx. Flat	Flat to slightly down	OE - Positions on funded platforms worldwide, new products provide stable growth Aftermarket - Platform utilization, upgrade opportunities support long-term growth
4%	Heavy Maintenance	5%	Flat to slightly down	Goodrich operating near capacity, sales fluctuate based on A/C age, timing and type of overhaul
6%	Other		~5%	
100%	Total	~7%	7 - 8%	

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2006 Outlook Reconciliation Prior Outlook Current Outlook Comments Sales $5.6-5.7B $5.75-5.85B Increased expectations for commercial aftermarket and regional OE sales EPS - Excl. Tax, TMP sale - March 29 Tax Settlement - April Tax Settlement - TMP Sale Net Income $2.25-2.45 $0.93 $0.12 $0.08 $3.38-3.58 $2.35-2.50 $0.93 $0.12 $3.40-3.55 Continued strong aftermarket, regional OE Rohr litigation Rohr 1995-97 audit Sale process terminated Cash flow from operations minus capital expenditures $100-150M Approx. break-even Includes expected 2nd half 2006 tax payments of approx. $140 million, unwinding of A/R securitization program ($97M) Capital Expenditures $240-260M $240-260M No change

2006 Earnings Outlook Outlook does not include Resolution of remaining items in IRS examination cycle Impact of acquisitions or divestitures Resolution of remaining A380 contractual disputes with Northrop Grumman

2006 Outlook Summary Continued robust growth in major Commercial Aerospace original equipment and aftermarket channels Continue to expect ~100 basis point segment OI margin expansion in 2006, compared to 2005 Operational excellence and volume leverage On track to achieve mid-teens segment OI margin by 2009-2010 Expect growth in EPS from continuing operations to be greater than sales growth Balancing short-term earnings improvement & long-term value creation

Goodrich - 2006 and Beyond

Conclusion Top Quartile Aerospace Returns Operational Excellence Leverage the Enterprise Balanced Growth Push aggressive Supply Chain Management and Continuous Improvement Drive breakthrough change in product and development costs using LPD and DFSS Improve Enterprise manufacturing and engineering efficiencies Use portfolio mass and breadth to capture market share Win new program positions Pursue Defense Markets and Government funding opportunities Aftermarket products and services expansion Manage investments at the portfolio level Provide Enterprise Shared Services Leverage SBU capabilities into integrated, higher level systems Simplify customer interfaces - act as "One Company" Goodrich Strategic Imperatives Focus on execution

Great market positions Good top line growth Substantial margin improvement opportunity Significant cash flow improvement expected in 2007 Sustainable income growth beyond the OE cycle The Value Proposition for Goodrich 2006 - 2010 Expectations

Sustainable Growth Beyond the Peak of the Cycle Commercial Aftermarket Significantly larger fleet should fuel aftermarket strength Excellent balance between Boeing and Airbus Airbus and regional jet fleet is getting older, more mature - increased aftermarket support More long-term agreements More opportunity for airline outsourcing Defense and space market Balance and focus on high growth areas War on terror drives sustained spending

The Value Proposition for Goodrich 2006 - 2010 Expectations Great market positions Good top line growth expected over the next several years Substantial margin improvement opportunity High margin aftermarket growth and OE volume leverage Development program costs mitigate Believe that Airframe margins bottomed out in 2005 Significant cash flow improvement expected in 2007 Sustainable income growth beyond the OE cycle Expect continued growth in aftermarket - faster than ASMs Goodrich should see "cycle on top of cycle" for OE production A380, Boeing 787, Boeing 747-8 and A350 all have high Goodrich content Key for 2006: Entire organization focused on margin improvement - with a sense of urgency